VRDN-001 Phase 1/2 results in patients with chronic TED July 2023 Exhibit 99.2

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or other similar terms or expressions that concern the Company’s expectations, plans and intentions. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, strategies, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations, and assumptions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the potential efficacy and safety of VRDN-001, VRDN-002 and VRDN-003 for the treatment of thyroid eye disease (TED); the relationship between the results from the positive data from the Phase 1/2 clinical trial of VRDN-001 in patients with chronic TED and the results of ongoing or future clinical trials; the timing, progress and plans for the Company’s ongoing and future research and clinical development programs; trial protocols for ongoing or future clinical trials, including the clinical trials for VRDN-001, VRDN-002 and VRDN-003; expectations regarding the timing for data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in the Company’s clinical programs; manufacturing risks; the Company’s ability to develop an SC formulation; the Company’s plans regarding a lead SC program candidate competition from other therapies or products; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; the Company’s financial position and its projected cash runway; the Company’s future operating results and financial performance; the timing of pre-clinical and clinical trial activities and reporting results from same; and potential addressable market size,, including those risks set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 10, 2023 and other subsequent disclosure documents filed with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Opening Remarks Scott Myers, MBA, President and Chief Executive Officer

Positive VRDN-001 preliminary data establish proof-of-concept in chronic TED Key highlights VRDN-001 is an investigational therapy that is not approved for any use in any country. VRDN-001 data demonstrated clinically meaningful and rapid improvement in signs and symptoms of chronic TED at week 6 after two infusions THRIVE-2 Phase 3 trial in patients with chronic TED planned to start in 3Q:2023 with topline results expected by YE:2024 Low dose data continue to support low-volume dosing profile for our subcutaneous candidates in TED 1 3 4 Ongoing THRIVE Phase 3 trial to be amended to 5-dose VRDN-001 arm and placebo arm only to reflect our confidence and evolution of treatment landscape supported by our interactions with stakeholders 2 Important progress across subcutaneous programs for lead program selection expected by YE:2023 5

Viridian is focused on key factors to build a successful blockbuster product franchise in TED Best-in-class IV product Active + Chronic TED Expand prescriber base US + ex-US market access and sales First / best-in-class SC product Establish new treatment paradigms in TED Building a blockbuster TED franchise

Building the Viridian team for execution and growth Pre-commercial Product Development Medical Affairs Clinical Development Corporate Affairs

Today’s Presenters Kimberly Cockerham, MD, FACS Barrett Katz, MD, MBA CHIEF MEDICAL OFFICER Thomas Ciulla, MD, MBA CHIEF DEVELOPMENT OFFICER

TED Overview and Unmet Medical Need Kimberly Cockerham, MD, FACS

My background George Washington Medical School: awarded a health professional scholarship from the US ARMY Fellowship-trained: Cosmetic, laser and reconstructive surgery of the face, eyelids, and eye muscles. Neuro-ophthalmology and orbital disease Former: Chief of Oculoplastics and Orbital Disease at Walter Reed Army Medical Center; Director of Oculoplastics and Orbital Disease at UCSF Honors: two UCSF Star Awards for Excellence, American Academy of Ophthalmology Achievement Award, Senior Achievement Award, Distinguished Service Award and a Special Recognition Award Founder of the Let’s Face It Together Foundation Principal investigator for over two dozen studies. Currently recruiting patients with thyroid eye disease for Phase 1-4 clinical trials. Adjunct Clinical Associate Professor, Byers Eye Institute at Stanford University for 15 years Treat ~300 TED patients annually at the SENTA Clinic in San Diego, California

TED overview

Debilitating auto-immune disease

- Autoantibodies trigger IGF-1R/TSHR pathway[1]
- Progressive disease consisting of an initial active phase, followed by a transition to a secondary chronic phase[2]
- Main signs include proptosis (eye bulging), redness, swelling, diplopia (double vision), and lid retraction[3]
- Severe cases can cause sight-threatening optic nerve compression[4]
- Impacts more women than men, ~5 : 1 ratio[5]



TSH Receptor Autoantibodies
IGF-1
TSH Receptor
IGF-1 Receptor
Orbital fibroblast
Orbital adipogenesis
Deposition of hyaluronan/GAGs
Differentiation of fibrocytes into myofibroblasts
Release of inflammatory cytokines and chemokines
Expanded orbital muscles
Exophthalmos
Conjunctival chemosis
Optic nerve compression
Increased adipose tissue volume

Additional signs include eyelid retraction, orbital congestion, and restrictive strabismus

© 2023 Viridian Therapeutics, Inc.

1. George A et al. Front. Endocrinol. 11:629925 (2021); R. S. Bahn. The New England Journal of Medicine 2010 Vol. 362 Issue 8 Pages 726-738 2. Bothun et al. Clinical Ophthalmology 2009:3 543–551. 3 Bartley GB et al. Am J Ophthalmol 1996;121:284-90. 4. Smith TJ et al. N Engl J Med. 2016;375(16):1552–1565. 5. Kendler DL, Lippa J, Rootman J. The initial clinical characteristics of Graves' orbitopathy vary with age and sex. Arch Ophthalmol. 1993;111(2):197-201.

VIRIDIAN

TED is associated with significant vision-threatening impairments

Dry Eye Disease



Diplopia (double vision)



Photophobia (light sensitivity)



Decreased Visual Acuity


E
F P
L P E D

Visual Field Defects



Reduced Color Vision



Optic Neuropathy



Vision impairment in patients with TED

1. Bartley GB. *Trans Am Ophthalmol Soc* (1994) 92:477–588. 2. Chin et al. *Clinical Endocrinology*. 2020;93:363–374. 3. Dolman PJ. Ophthalmic Plast Reconstr Surg. 2018;34(4S suppl 1):S34-S40. 4. C. Terwee, F. Dekker and P. Bossuyt. J Clin Epidemiol 2002 Vol. 55 Issue 11 Pages 1156 . 5. Patel VK et al. Endocr Pract. 2022 Feb;28(2):159-164. doi: 10.1016/j.eprac.2021.11.080.. 6. Smith TJ et al. N Engl J Med. 2016;375(16):1552–1565. 7. Smith TJ et al. N Engl J Med. 2016;375(16):1552–1565.

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VIRIDIAN

Historically described as a biphasic disease course from active to chronic TED


Inflammatory signs and symptoms, such as pain, redness, swelling, proptosis, diplopia, and eyelid retraction are at peak levels
Inflammatory signs such as redness and swelling are reduced but the pain, proptosis, diplopia, and eyelid retraction are persistent throughout life
Signs and Symptoms Severity
Time
Active Phase
~18 to 24 months
Chronic Phase
~5 to 7+ years

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Modified from Wang Y, Patel A, Douglas RS. Thyroid Eye Disease: How A Novel Therapy May Change The Treatment Paradigm. Ther Clin Risk Manag. 2019;15:1305-1318

VIRIDIAN

Current treatment options for patients with TED 1. Stan MN, et al. . Randomized controlled trial of rituximab in patients with Graves’ orbitopathy. J Clin Endocrinol Metab. 2015;100(2):432–441. doi: 10.1210/jc.2014-2572 2. Perez-Moreiras JV, et al. Efficacy of tocilizumab in patients with moderate-to-severe corticosteroid-resistant Graves orbitopathy: a randomized clinical trial. Am J Ophthalmol. 2018;195:181–190. Intravenous steroids Low benefit-risk for patients Risks include potential liver failure, weight gain, diabetes, hypertension, osteoporosis, and/or infections 40% to 50% chance of relapse Orbital radiation 60% effective when right patient is selected Many patients are not eligible Off-label immunosuppressive agents rituximab1 associated with AEs and has shown no benefits over placebo tocilizumab2 has not achieved clinically meaningful reductions in proptosis Intravenous IGF-1R inhibitor teprotumumab (Tepezza®) is the only approved agent for TED in the US Surgical management Orbital decompression, extraocular muscle surgery, eyelid repositioning, and cosmetic soft tissue redraping Limited to chronic TED

Unmet medical needs More convenient IV treatment options Availability of subcutaneous treatment option New treatment regimens to drive longer-term benefit and value for patients Achieving a similar benefit as IV with a convenient home- based subcutaneous treatment Chronic maintenance and/or retreatment-based regimens Lower treatment burden for patients with fewer infusions Shorter infusion times

VRDN-001 Background and POC trials in TED Barrett Katz, MD, MBA, Chief Medical Officer

VRDN-001 IV is a differentiated full antagonist anti-IGF-1R humanized antibody in TED *Zhao Y, et al. VRDN-001, a Full Antagonist Antibody to the Insulin-Like Growth Factor Receptor-1 (IGF-1R) in Development for Thyroid Eye Disease (TED), Binds to a Distinct Epitope from Teprotumumab, 91st ATA, October 2022 In preclinical studies*, VRDN-001: Binds to distinct epitope of IGF-1R compared to teprotumumab Binds to epitope longer compared to teprotumumab More completely inhibits IGF-1 ligand binding to IGF-1R More completely inhibits IGF-1R proximal and distal signaling Potential areas of commercial differentiation 12-week / 5 infusion course of therapy Lower dose Infusion time of 30 minutes VRDN-001 is an investigational therapy not approved for use in any country.

Proptosis of ≥3 mm Clinical activity score (CAS) of ≥4 Onset of symptoms within past 12 mo. Active TED Establish proof-of-concept in active and chronic TED 1st Proptosis of ≥3 mm Any CAS (0-7) Onset of symptoms >12 months prior Chronic TED 2nd

Presentations of VRDN-001 POC data in active TED at medical congresses in 1H:23 Presidential Poster Competition Winner

VRDN-001 Phase 1/2 trial design in patients with chronic TED

Randomized, double-blind trial vs placebo

Chronic TED

- Proptosis of ≥3 mm
- CAS 0-7
- Onset of TED symptoms >12 months prior

Cohort 1

VRDN-001 10 mg/kg Q3W x 2 (n=6)

Placebo (n = 2)

Cohort 2

VRDN-001 3 mg/kg Q3W x 2 (n=6*)

Placebo (n=3)

*In the 3 mg/kg dose cohort, seven patients were randomized to receive VRDN-001 and three patients were randomized to receive placebo. One patient randomized to receive VRDN-001 3mg/kg discontinued the trial due to leaving the country for a family emergency prior to receiving the second dose of VRDN-001, making six patients treated with VRDN-001 3 mg/kg evaluable for the week 6 clinical endpoint analyses.

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VRDN-001 POC data in Chronic TED Kimberly Cockerham, MD, FACS

Exophthalmometry and MRI together provide robust assessment of proptosis Hertel Exophthalmometer Most commonly used modality for measurement of proptosis Successfully used as primary endpoint in prior clinical trials in TED Magnetic Resonance Imaging (MRI) More precise measurement Centrally read by 2 masked reviewers Exploratory measure to potentially differentiate overall data findings Representative illustration of proptosis measurement by MRI

Evaluating symptoms of TED using clinical activity scoring scales Clinical Activity Score (0 to 7 points) Source: Bartalena L, et al. Eur Thyroid J 2016;5:926. GO: Graves’ Orbitopathy, also known as thyroid eye disease, or TED.; Chemosis: Swelling of conjunctiva, which is the mucous membrane that covers the front of the eye and lines the inside of the eyelids; Caruncle: Small, pink, globular nodule at the inner corner (the medial canthus) of the eye; Plica: A small fold of bulbar conjunctiva on the medial canthus of the eye. 0 1 2 3 4 5 6 7 severity +1 point for each sign/symptom Spontaneous orbital pain Gaze evoked orbital pain Eyelid swelling due to active GO Eyelid erythema Conjunctival redness due to active GO Chemosis Inflammation of caruncle or plica No pain, redness, or swelling

Baseline patient characteristics in chronic TED SEM = Standard error of the mean VRDN-001 (10 and 3 mg/kg) VRDN-001 10 mg/kg VRDN-001 3 mg/kg Placebo n 12 6 6 5 Proptosis, mean (SEM) 22.2 (1.2) 21.1 (2.2) 23.4 (1.1) 25.0 (1.6) CAS, mean (SEM) 3.3 (0.8) 2.5 (1.1) 4.0 (1.0) 2.8 (0.8) Diplopia, n (%) 5 (41.7%) 3 (50.0%) 2 (33.3%) 2 (40%) Gorman Score, mean (SEM) 0.9 (0.4) 0.8 (0.4) 1.0 (0.6) 0.6 (0.4) Months since onset of TED signs/symptoms, mean (SEM) 94.0 (33.7) 96.0 (48.2) 92.0 (51.7) 194.4 (81.2) Age in years, mean (SEM) 50.7 (3.3) 48.3 (5.6) 53.0 (3.7) 49.4 (4.4) Female, n (%) 10 (83.3%) 4 (66.7%) 6 (100.0%) 5 (100.0%)

VRDN-001 clinical activity observed in patients with chronic TED

	Signs: Improvement in proptosis			Symptoms: Improvement in Clinical Activity Score (CAS) and diplopia score		
	Proptosis: Responder rate (% with ≥2 mm reduction baseline to week 6)	**Proptosis: Mean change by exophthalmometry** (baseline to week 6)	**Proptosis: Mean change by MRI*** (baseline to week 6)	**CAS: Score of 0 or 1**** (% achieving CAS of 0 or 1 at week 6) Excludes Patients CAS=0 at baseline	**CAS: Mean change**** (baseline to week 6) Patients CAS>0 at baseline	**Diplopia: Complete resolution***** (% improved to a score of 0 at week 6)
VRDN-001 (10 and 3 mg/kg; week 6) n=12	42%	-1.6 mm	-2.0 mm	40%	-2.3	0%
10 mg/kg n=6 / **3 mg/kg** n=6	50% / 33%	-1.8 mm / -1.5 mm	-1.5 mm / -2.6 mm	50% / 33%	-2.8 / -2.0	0% / 0%

Preliminary data - *MRI available for 4 of 6 VRDN-001 10 mg/kg treated patients, 4 of 6 VRDN-001 3 mg/kg treated patients **2 patients with CAS of 0 at baseline excluded from calculation ***Includes only participants who had diplopia present at baseline. Diplopia was present at baseline in 5 of 12 VRDN-001 treated patients; 2 in 3 mg/kg cohort, and 3 in 10 mg/kg cohort

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Reported change in proptosis from baseline to week 6 MRI data is preliminary. **Blinded, centrally-reviewed MRI data were available for 4 of 6 VRDN-001 10 mg/kg treated patients, 4 of 6 VRDN-001 3 mg/kg treated patients, and 5 of 5 placebo-treated patients. All MRI images were reviewed centrally by two independent, masked readers. Individual proptosis change (by exophthalmometer) Change from baseline proptosis (mm) Individual proptosis change (by MRI**) *2 placebo and 1 VRDN-001 treated participants were responders by exophthalmometer, but were not confirmed by MRI Placebo VRDN-001 Change from baseline proptosis (mm) Mean proptosis change (by MRI**) Time (weeks) Placebo n=5 -0.2 mm VRDN-001 n=8 -2.0 mm Change from baseline proptosis (mm) 10 mg/kg 3 mg/kg * * * 0 0

Signs and symptoms as measured by CAS at week 6 *Includes patients with CAS > 0 at baseline only; 2 patients with CAS of 0 at baseline excluded from calculation, Baseline mean CAS for patients > 0: Placebo = 2.8 and VRDN-001 treated patients = 4.0 Mean change in CAS* (Patients CAS > 0 at baseline) Change from baseline score Time (weeks) VRDN-001 n=10 -2.3 Placebo n=5 -1.2 Individual patient CAS change (All Patients) Change from baseline score 10 mg/kg 3 mg/kg CAS at baseline 0 0 1 1 2 5 5 6 6 6 1 6 0 0 0

VRDN-001 10 & 3 mg/kg (n=13*), n Placebo (n=5), n Back pain 2 (15%) 0 (0%) Muscle spasms 2 (15%) 0 (0%) Headache 1 (8%) 2 (40%) Ear discomfort 0 (0%) 1 (20%) Fatigue 0 (0%) 1 (20%) Flatulence 0 (0%) 1 (20%) Pruritus 0 (0%) 1 (20%) Safety profile across all chronic TED cohorts No serious adverse events (SAEs); no hearing impairment or hyperglycemia events Preliminary data are as of data cut-off of May 30, 2023. *Though not evaluable at week 6 for clinical activity, the 7th patient randomized in the 3 mg/kg cohort who discontinued the trial prior to week 6 due to leaving the country for a family emergency was followed for safety until their discontinuation. Reported adverse events occurring in ≥ 10% of patients

Summary of VRDN-001 Phase 1/2 data in patients with chronic TED With one approved medicine in TED, clinicians and patients are in need of new differentiated treatment options VRDN-001 showed improved clinical activity after 2 doses at week 6 VRDN-001 was generally well tolerated in TED patients with substantial chronicity Clinically meaningful improvement can be achieved with fewer than 8-infusions Data and updated Phase 3 trial design are expected to be received positively by TED treater and patient communities

THRIVE Phase 3 program and SC progress Thomas Ciulla, MD, MBA, Chief Development Officer

THRIVE Phase 3 trial design in patients with active TED Topline results expected in the middle of 2024 *Q3W = once every three-week dosing Screening (up to 4 weeks) Double-Blind Treatment Period (15 weeks) Placebo (n=30) Active TED CAS ≥3 Proptosis of ≥3 mm Onset of active TED symptoms within prior 15 months Randomization 2:1 N=90 VRDN-001 10 mg/kg Q3W* (n=60) Week 15 Primary Endpoint Analysis Proptosis Responder Rate

THRIVE Phase 3 amendment reflects our confidence in 5-dose regimen and key stakeholder feedback VRDN-001 IV Q3W x 5 (12 weeks) potentially improves benefit-risk for patients VRDN-001 data demonstrated clinically meaningful and rapid improvement in signs and symptoms of TED at week 6 after 2 infusions Physician feedback suggests preference in a shortened IV dosing regimen compared to Q3W x 8 (21 weeks) dosing regimen Q3W x 5 increases IV dosing convenience for patients by eliminating 3 trips to the infusion center

THRIVE-2 Phase 3 trial design in patients with chronic TED Trial initiation planned for 3Q 2023 with topline expected by YE:2024 *Q3W = once every three-week dosing Screening (up to 4 weeks) Double-Blind Treatment Period (15 weeks) Placebo Chronic TED Any CAS (0-7) Proptosis of ≥3 mm Onset of TED symptoms ≥15 months VRDN-001 10 mg/kg Q3W* Week 15 Primary Endpoint Analysis

Viridian is developing multiple potential best-in-class subcutaneous (SC) programs in TED VRDN-001, -002, and -003 are investigational therapies that are not approved for any use in any country. Mechanism Full antagonist Full antagonist Partial antagonist Half-life ~10 to 11 days Expected to match or exceed VRDN-002 up to 43 days Administration Q1W or Q2W SC Q2W or Q4W SC Q2W or Q4W SC Same extended half-life mutations Same binding domain VRDN-001 SC VRDN-003 VRDN-002

VRDN-001, VRDN-002, & VRDN-003 SC program progress and priorities SC formulation work completed for all three SC programs at 150 mg/mL concentration allowing for administration of 300 mg / 2 mL VRDN-001 SC IND amendment submitted to FDA VRDN-003 IND filing submitted to FDA VRDN-002 Phase 1 trial with single IV and single SC dose cohorts enrolled Pen device supply partnership expected in 2H23 VRDN-001 SC Phase 1 trial initiation expected in 3Q23, with data expected in 4Q23 VRDN-003 Phase 1 trial initiation expected in 3Q23, with data expected in 4Q23 Lead SC program selection on track for year-end 2023 Lead SC program pivotal Phase 2/3 trial planned for the middle of 2024

Closing Remarks Scott Myers, MBA, President and Chief Executive Officer

VRDN SC Potential first/best-in-class self-administered SC pen Plan to launch with a potentially best-in-class IV followed by a self-administered SC pen in TED * Pictures used for illustrative purposes only VRDN-001 IV Potential best-in-class Q3W IV treatment for TED 2 1

Viridian is focused on key factors to build a successful blockbuster product franchise in TED Best-in-class IV product Active + Chronic TED Expand prescriber base US + ex-US market access and sales First / best-in-class SC product Establish new treatment paradigms in TED Building a blockbuster TED franchise

Launch potential best-in-class IV TED therapy in US and ex-US Follow with potential best-in-class SC TED therapy Replicate drug development and launch excellence in additional autoimmune and rare diseases Our long-term vision: building a fully-integrated biopharmaceutical company Growth Potential

Q&A Session

Q&A Session Participants Scott Myers, MBA PRESIDENT AND CEO Thomas Ciulla, MD, MBA CHIEF DEVELOPMENT OFFICER Todd James SVP, CORPORATE AFFAIRS & IR Kimberly Cockerham, MD, FACS Barrett Katz, MD, MBA CHIEF MEDICAL OFFICER Kristian Humer CHIEF FINANCIAL & BUSINESS OFFICER

Thank you!